UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017 (February 13, 2017)

BTHC X, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52237	20-5456047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1st Floor, Chapel House, 1-3 Chapel Street, Guildford, Surrey GU1 3UH
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +44 (0)1483 443000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 14, 2017, BTHC X, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report that it had completed a reverse merger (the “Business Combination”) with iOra Software Limited, a U.K. company (“iOra”), pursuant to which iOra became a subsidiary of the Company. The Company and iOra are referred to herein as the combined entities. This amendment to the Original 8-K is being filed to amend the management’s discussion and analysis section which was part of the Form 10 information disclosed under Item 2.01 to the Original 8-K and to provide updated financial statements including (i) the audited financial statements for iOra for the period ended December 31, 2016 and (ii) the pro forma financial statements for the combined entities for the period ended December 31, 2016.

This amendment to the Original 8-K also includes disclosures on changes in the Company’s certifying accountant under Item 4.02.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this Report. This management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 14, 2017 (the Original 8-K”) that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.

As the result of the Business Combination and the change in business and operations of the Company, a discussion of the financial results of the Company prior to the Business Combination is not pertinent. Under U.S. generally accepted accounting principles (“U.S. GAAP”), the historical financial results of iOra Software Limited (“iOra”), the accounting acquirer, prior to the reverse merger (“Business Combination”) are considered the historical financial results of the Company.

The following discussion highlights iOra’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provide information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on iOra’s audited financial statements for the periods contained in this Report, which we have been prepared in accordance with U.S. GAAP. You should read this discussion and analysis together with the financial statements and the related notes thereto.

Basis of Presentation

The audited financial statements of iOra for the fiscal years ended December 31, 2016 and 2015 include a summary of iOra’s significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements. All such adjustments are of a normal recurring nature, unless stated otherwise.

Overview

iOra’s original business and technology was founded in 1997 as iOra Limited. Subsequently, iOra Limited changed its name to Infonic Geo-Replicator Ltd. (“Infonic”) in 2008, at which time it became a business of Infonics PLC (then known as Infonic UK Limited or Infonic). Infonic entered into a business transfer agreement in April 2013 with iOra Limited, at which time Infonic changed its name to iOra Software Limited, and acquired the trade and technology assets of its predecessor company iOra Limited. iOra’s business is based around a suite of software products branded as the Geo-Replicator. The Geo-Replicator products provide uninterrupted access to up-to-date information by delivering offline Microsoft SharePoint and other online content replication to allow users in diverse geographical locations to communicate in a secure environment on an uninterrupted basis. The Geo-Replicator’s underlying technology, which was first commercialized in 1997 and has since gone through myriad adaptations, adjustments and iterations as technology and computer systems have evolved, is primarily a solution for replicating data over large and dispersed server estates in a secure manner and over challenging environments. Prior to the Business Combination, iOra was 90% owned by Stocksfield Limited, a UK private investment company (“Stocksfield”), with interests in software and property. Stocksfield provided iOra with certain administrative services and also financed its operations during any period in which iOra had losses. As a result, this financial information reflects iOra’s ownership by a larger group rather than as an independent operation.

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Results of Operations

Results of Operations for the years ended December 31, 2016 and 2015

Revenues

iOra recognized revenue of $1,990,474 for the year ended December 31, 2016 compared to $1,528,665 for the year ended December 31, 2015. Revenue is classified as either license revenue or service/maintenance revenue. iOra recognized license revenue of $553,064 in 2016 as compared to $197,342 in 2015 and service/maintenance revenue of $1,437,410 in 2016 as compared to $1,331,323 in 2015. This increase in revenue occurred as a result of the recognition of deferred service/maintenance revenue in line with iOra’s revenue recognition policy as well as a large sale of licenses recognized by iOra in 2016.

Cost of Revenues

Total cost of revenue for year ended December 31, 2016 was $5,219 compared to $4,053 for the year ended December 31, 2015. This is not necessarily reflective of a company-wide increase in margin, but can rather be attributed to specific larger sales that were recognized during the period and the fact that those larger sales did not result in iOra incurring significant additional costs.

Total Operating Expenses

Total operating expenses incurred for the year ended December 31, 2016 were $4,493,150 as compared to $3,277,004 for the year ended December 31, 2015 resulting in an increase of $1,216,146. This increase is primarily due to the recognition of a one-time management fee charged by Stocksfield, the parent entity prior to the Business Combination, in the amount of $1,651,084. This $1,651,084 expense is in recognition of iOra related costs incurred by Stocksfield over and above the iOra day-to-day activities. Had it not been for this one-time expense, total operating costs would have decreased $434,938 in 2016 from 2015.

Aside from the once-off management fee, iOra has maintained an ongoing program to minimize operating expenses, specifically employee costs, which comprise 18% of total operating expenses. iOra has reduced employee costs by 45% since the 2015 fiscal year.

Selling Expenses

Selling expenses reflect the indirect costs attributed to the sales and marketing of iOra. A reduction to $19,370 for the year ended December 31, 2016, as compared to the year ended December 31, 2015 of $161,472, reflecting iOra’s approach to continued cost reduction. The revenues recognized from the renewal of existing product licenses do not incur the same level of selling expenses as new licenses therefore margins are higher and the associated selling expenses are reduced.

General and Administrative Expenses

The decrease of $801,895 in general and administrative expenses from $2,307,305 for the year ended December 31, 2015 to $1,505,410 for the year ended December 31, 2016 was primarily due to iOra significantly reducing staffing costs by retaining fewer employees. This was primarily accomplished by utilizing the services of Stocksfield.

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Management Fees

iOra’s management fees reflect charges for expenses and services provided by Stocksfield to iOra in relation to general administrative efforts as well as the supply of management expertise by Stocksfield executives. iOra found it cost effective to utilize Stocksfield’s services to reduce employee, overhead, and management costs. The respective increase in management fees for the year ended December 31, 2016 to $2,968,370 from $808,227 for the year ended December 31, 2015 is a direct consequence of that effort as well as a one-time repayment of historic costs incurred by Stocksfield on behalf of iOra in the amount of $1,651,084

Going forward Stocksfield will charge a fee for the services it provides to iOra by way of a service agreement, dated February 13, 2017 (the “Service Agreement”). The expected cost of this Service Agreement is some £35,000 (approximately $45,000) per calendar month. The Service Agreement was filed as Exhibit 10.6 to the Original 8-K and is incorporated herein by reference.

The Board intends to hire sufficient executives so that over a 12-14-month period Stocksfield will be able to gradually withdraw its services, after which time Stocksfield will simply be a large shareholder of the Company.

Financial Condition, Liquidity and Capital Resources

Historically the business has been funded by a mixture of retained earnings and bank loan facilities, and, when and where necessary, by loans from Stocksfield. Following the Business Combination and completion of an initial debt funding and subsequent private placement, the sum of $3,000,539 will be paid to Stocksfield in order to repay previously provided outstanding capital contributions.

The payment is owed as a result of the Business Combination crystallizing the repayment of Stocksfield debt to Forum International a Luxembourg lender, Coutts Bank and other minor lenders, as described in more detail in the section entitled Business Description – Financing in the Original 8-K.

iOra, being a major asset of Stocksfield, is cross-guarantor to these borrowings and, as a result, Stocksfield’s contribution of its shares in iOra creates a repayment event.

Specifically, Coutts Bank benefitted from a direct debenture from iOra. The repayment of the outstanding balance owing to Coutts was repaid on May 8, 2017 and this charge has been removed.

iOra has developed a detailed financial plan to repay all secured creditors based on its outstanding obligations at year end, including trade creditors and its obligations with regards to its agreement with Stocksfield which iOra expects to repay from the proceeds of a future offering.

The balance sheet at closing has one direct secured creditor, Bibby Financial Services (“BFS”). BFS was owed $423,338 as of December 31, 2016. BFS was fully repaid on May 3, 2017 from revenue proceeds. As a result of the satisfaction of this debt with BFS, this charge has been removed.

Management projects that the proceeds from the combination of trade receipts and raising new equity will enable iOra to repay its creditors, and meet its obligations to Stocksfield, as detailed above, while maintaining sufficient working capital for the foreseeable future.

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Cash and Working Capital

iOra maintains a detailed month by month cash flow forecast which is updated on a rolling 18-month cycle.

For the past two fiscal years, iOra incurred negative cash flow from operations as a result of the variability of iOra’s receipt of customer payments for goods sold or services rendered, as compared to the relatively fixed costs of iOra’s business. As of December 31, 2016, iOra had a cash overdraft of $547 as compared to a cash balance of $274 for the period ended December 31, 2015. Net cash provided by/(used) in operations for the same periods were ($402,977) and $310,355, respectively.

Sources of Liquidity

iOra has largely been financed by cash flow from operations, overdraft and inter-company loans from Stocksfield. iOra has also previously used the services of an invoice discounting facility provided by Bibby Invoice Discounting Limited, through which we have occasionally obtained loans against iOra’s trade receipts.

Off-Balance Sheet Arrangements

iOra was co-guarantor with regard to a loan at Coutts Bank in the name of Stocksfield, which was settled in full on May 8, 2017. The loan was a formalization of an historical overdraft facility with which Stocksfield partly financed iOra’s operations. The amount outstanding under the loan as of December 31, 2016 was $288,142. Subssequent to settlement and formal removal of the charge, iOra was released from its contingent obligations to Coutts Bank and their charge over iOra’s balance sheet was released. There are no other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues, expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors, other than those disclosed.

Inflation

We do not believe our business operations have been materially affected by inflation.

Critical Accounting Policies, Estimates, and Judgments

Basis of Presentation

The consolidated financial statements include the accounts of iOra and its wholly owned U.S. subsidiary, iOra Inc. All significant intercompany transactions have been eliminated in consolidation.

iOra has prepared the accompanying consolidated financial statements pursuant to U.S. generally accepted accounting principles (U.S. GAAP).

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Management uses its historical records and knowledge of its business in making estimates.  Accordingly, actual results could differ from those estimates.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The significant areas requiring the use of management estimates include, but are not limited to, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates and such differences may be material to our consolidated financial statements.

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Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes.

Revenue Recognition

Revenue comprises revenue recognized by iOra in respect of goods and services supplied during the year, exclusive of Value Added Tax and trade discounts.

Software license fees are recognized as revenue when delivery of the software has occurred provided a signed agreement is in place, the license fee is fixed and determinable, no specific vendor obligations remain and the collection of the fee is probable.

Service/Maintenance contracts are invoiced in advance and income is recognized on a straight-line basis over the life of the contract. Where receipts exceed recognized income on a contract iOra defers the relevant amount to be released over the remainder of the contract.

For certain key customer contracts iOra utilizes the services of sales partners who assist with the concluding of these contracts. In certain, but not all, instances a fee is agreed to with the partner for providing these services. Where a sales partner is used, the partner is invoiced directly and they are responsible for invoicing the final customer. When a fee is agreed to it is netted off the face value of the amount invoiced to the sales partner to arrive at the sales figure. iOra is of the view that this accurately reflects the substance of the underlying transaction and relationship and other alternatives would result in an overstatement of revenue.

Foreign Currency Translation and Comprehensive Income Loss

iOra’s reporting currency is U.S. Dollars. The accounts of iOra are maintained using the appropriate local currency, the British Pound, as the functional currency. All assets and liabilities are translated into U.S. Dollars at the balance sheet date, shareholders' equity is translated at historical rates and revenue and expense accounts are translated at the average exchange rate for the year or for the reporting period. The translation adjustments are reported as a separate component of stockholders’ equity, captioned as accumulated other comprehensive income (loss). Transaction gains and losses arising from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the statements of operations.

Recently Issued Accounting Standards

ASU 2016-16

In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other Than Inventory. This new standard eliminates the exception for an intra-entity transfer of an asset other than inventory. Under the new standard, entities should recognize the income tax consequences on an intra-entity transfer of an asset other than inventory when the transfer occurs. This new standard will be effective for the Company on January 1, 2018 and will be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company is currently evaluating the potential impact this standard may have on its financial position and results of operations.

ASU 2016-15

In August 2016, the FASB issued Accounting Standards Update No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force) (“ASU 2016-15”). The amendments in ASU 2016-15 address eight specific cash flow issues and apply to all entities that are required to present a statement of cash flows under ASC Topic 230, Statement of Cash Flows. The amendments in ASU 2016-15 are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption during an interim period. The Company has not yet completed the analysis of how adopting this guidance will affect its consolidated financial statements.

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ASU 2016-02

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard requires that all lessees recognize the assets and liabilities that arise from leases on the balance sheet and disclose qualitative and quantitative information about its leasing arrangements. The new standard will be effective for us on January 1, 2019. The adoption of this standard is not expected to have a material impact on its net financial position, but will impact our assets and liabilities. The Company is currently evaluating the potential impact that this standard may have on our results of operations.

ASU 2015-14

In August 2015, the FASB issued ASU No. 2015-14, Revenue From Contracts With Customers (Topic 606)." The amendments in this ASU defer the effective date of ASU 2014-09. Public business entities should apply the guidance in ASU 2014-09 to annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. We are still evaluating the effect of the adoption of ASU 2014-09.

ASU 2015-05

In April 2015, the FASB issued ASU 2015-05, "Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40)." ASU 2015-05 provides guidance regarding the accounting for a customer's fees paid in a cloud computing arrangement; specifically, about whether a cloud computing arrangement includes a software license, and if so, how to account for the software license. ASU 2015-05 is effective for public companies' annual periods, including interim periods within those fiscal years, beginning after December 15, 2015 on either a prospective or retrospective basis. Early adoption is permitted. We do not expect the adoption of ASU 2015-05 to have a material effect on our financial position, results of operations or cash flows.

ASU 2015-02

In February 2015, the FASB issued ASU No. 2015-02, "Consolidation (Topic 810): Amendments to the Consolidation Analysis," which is intended to improve targeted areas of consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures (collateralized debt obligations, collateralized loan obligations, and mortgage-backed security transactions). The ASU focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. In addition to reducing the number of consolidation models from four to two, the new standard simplifies the FASB Accounting Standards Codification and improves current U.S. GAAP by placing more emphasis on risk of loss when determining a controlling financial interest, reducing the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity ("VIE"), and changing consolidation conclusions for companies in several industries that typically make use of limited partnerships or VIEs. The ASU will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. We do not expect the adoption of ASU 2015-02 to have a material effect on our financial position, results of operations or cash flows.

In addition, the Company has evaluated other recent pronouncements and believes that none of them will have a material impact on the Company's financial position, results of operations or cash flows.

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Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)	On August 22, 2017, the Company dismissed its independent registered public accounting firm, BMKR, LLP (“BMKR”).

(ii)	The decision to change independent registered public accounting firm was approved by the Company’s board of directors.

(iii)	The reports of BMKR on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports contained an uncertainty about the Company’s ability to continue as a going concern.

(iv)	During the past two years and through August 22, 2017 (the date of dismissal), (a) there were no disagreements with BMKR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BMKR, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On August 22, 2017, the Company provided BMKR with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On August 24, 2017, the Company, upon the approval of the Company’s board of directors, engaged RBSM LLP. (“RBSM”) as its new independent registered public accounting firm to audit and review the Company’s financial statements, effective immediately. RBSM LLP has been serving as the independent registered public accounting firm for iOra since June 6, 2016. During the two most recent years ended December 31, 2016 and 2015, and any subsequent period through the date prior to the engagement of RBSM, neither the Company, nor someone on its behalf, has consulted RBSM regarding, other than in the ordinary course of its audit of iOra’s financial statements:

(i)	Either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

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ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

 In accordance with Item 9.01(a), iOra Software Limited’s audited financial statements for the years ended December 31, 2016 and 2015 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), the Company’s pro forma financial statements for the years ended December 31, 2016 and 2015 are filed in this Current Report on Form 8-K as Exhibit 99.2.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed or furnished as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
2.1	Contribution Agreement, dated December 31, 2016, by and among iOra Software Limited, BTHC X INC., Stocksfield Limited, Lexalytics, Inc. and Mark Thompson, in the capacity as the Contributor Representative thereunder. (1)(2)
2.2	Letter Amendment to the Contribution Agreement, dated as of January 30, 2017, by and among iOra Software Limited, BTHC X INC., Stocksfield Limited, Lexalytics, Inc. and Mark Thompson, in the capacity as the Contributor Representative thereunder. (4)
3.1	Certificate of Incorporation (3)
3.2	Bylaws (3)
3.3	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of BTHC X, Inc. (4)
10.1	Registration Rights Agreement, dated February 13, 2017, by and between BTHC X, Inc., George Syllantavos, Ramada Holdings, Inc., iOra Software Limited, Stocksfield Limited, Lexalytics, Inc. and Mark Thompson. (4)
10.2	Lock-Up Agreement, dated February 13, 2017, between BTHC X, Inc. and the signatories thereto. (4)
10.3	Voting Trust Agreement, dated February 13, 2017, by and between BTHC X, Inc., George Syllantavos, Ramada Holdings, Inc., iOra Software Limited, Stocksfield Limited, Lexalytics, Inc. and Mark Thompson. (4)
10.4	BTHC X, Inc. Voting Agreement, dated February 13, 2017, entered into by Ramada Holdings, Inc., Stocksfield Limited and Lexalytics, Inc. (4)
10.5	Promissory Note, dated February 13, 2017, issued by iOra Software Limited. (4)
10.6	Service Agreement, dated February 13, 2016 between Stocksfield Limited and iOra Software Limited. (4)
16.1	Letter of BMKR, LLP dated August 22, 2017 to the Securities and Exchange Commission
99.1	iOra Software Limited Audited Financial Statements for the years ended December 31, 2016 and December 31, 2015.
99.2	Pro Forma Financial Statements of the Company for the years ended December 31, 2016 and December 31, 2015.

(1)	Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on January 6, 2017.

(3)	Incorporated by reference to the Company’s Registration Statement on Form 10-SB (File No. 0-52237) filed on September 22, 2006.

(4)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 14, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2017	BTHC X, Inc.

	By:	/s/ Mark Thompson
Name: Mark Thompson Title: Chairman of the Board, President,
Chief Executive Officer

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